UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported)              January 24, 2007

Southern Community Financial Corporation

North Carolina	000-33227	56-2270620
(State of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

4605 Country Club Road, Winston-Salem, North Carolina	27104
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number: (336) 768-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At its meeting on January 24, 2007, the Board of Directors of Southern Community Financial Corporation, (the Company), appointed Beverly Hubbard Godfrey to its Board. Ms. Godfrey is president and CEO of Coldwell Banker Triad Realtors, one of the Triad’s largest real estate firms. She is expected to be named to the Trust Committee and Loan Committee of the Company's Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d) 99.1 Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Southern Community Financial Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Southern Community Financial Corporation

January 24, 2007	By: /s/ David W. Hinshaw
Name: David W. Hinshaw
Title: Executive Vice President and Chief Financial Officer